                               AMENDMENT NO. 1 TO
                         INVESTMENT MANAGEMENT AGREEMENT

         AMENDMENT NO. 1 (this "AMENDMENT"), dated as of February 23, 1999, TO INVESTMENT MANAGEMENT AGREEMENT, dated as of September 15, 1998, by and among 212 CERTIFICATE COMPANY, a Delaware corporation (hereinafter, together with its successors and assigns, the "ISSUER"), INTEGRITY CAPITAL ADVISORS, INC., a Delaware corporation (hereinafter, together with its successors and assigns in such capacity, the "PORTFOLIO MANAGER"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as Funding Agent (hereinafter, together with its successors and assigns in such capacity, the "FUNDING AGENT").

                              W I T N E S S E T H:

         WHEREAS, the Issuer, the Funding Agent and the Portfolio Manager have entered into an Investment Management Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "AGREEMENT");

         WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. DEFINED TERMS. Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.

         SECTION 2. AMENDMENTS TO AGREEMENT.

         The Agreement is hereby amended, effective on the first day on which each of the Issuer, the Funding Agent and the Portfolio Manager receives executed counterparts of this Amendment, as follows:

         (a) Exhibit A to the Agreement shall be deleted in its entirety and shall be replaced with Annex A hereto.

         SECTION 3. EXECUTION IN COUNTERPARTS.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

         SECTION 4. CONSENTS: BINDING EFFECT.

         The execution and delivery by the Issuer, the Funding Agent and the Portfolio Manager of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 5. GOVERNING LAW.

         This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. SEVERABILITY OF PROVISIONS.

         Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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

         SECTION 7. CAPTIONS.

         The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 8. AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT.

         Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.



               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Investment Management Agreement to be executed as of the date and year first above written.

                                             212 CERTIFICATE COMPANY, as Issuer

                                             By:  /s/ Robert L. Maddox
                                                -------------------------------
                                              Name: Robert L. Maddox
                                              Title: President


                                             THE CHASE MANHATTAN BANK, as
                                             Funding Agent

                                             By  /s/ Andrew Taylor
                                               --------------------------------
                                              Name: Andrew Taylor
                                              Title: Vice President


                                             INTEGRITY CAPITAL ADVISORS, INC.,
                                              as Portfolio Manager

                                             By   /s/ Barry G. Word
                                                -------------------------------
                                              Name:
                                              Title: Controller

                                                                         ANNEX A

                             INVESTMENT GUIDELINES

                                   (Attached)

--------------------------------------------------------------------------------
                               ARM FINANCIAL GROUP
                         SHORT-TERM PORTFOLIO GUIDELINES

                                                    MIN./MAX/          MAX. PER          MAX. PER
                 ASSET CLASS                       EXP.(7)(8)         ISSUE(7)(8)      ISSUER(7)(8)
--------------------------------------------  -------------------  ----------------  -----------------
U.S. Government & Agencies                            0/100%           unlimited         unlimited
Mortgage-backed Securities

      Agency CMOs                                     0/50%               5%               9.5%
      Non-agency CMOs (residential)                   0/50%               5%               9.5%
      Non-agency CMOs (commercial) (1)                0/10%               5%               9.5%
      Agency Pass Throughs,                           0/50%               5%               9.5%
      Support Tranches                                0/10%               5%               9.5%
Asset-backed Securities (8)                           0/30%               5%
      Auto Loans
      Credit Card Receivable
      Home Equity
      Manufactured Housing
Corporate Debt (2)                                    0/60%               5%                5%
      Industrials
      Telecommunications
Utilities
Banks
Finance Companies
144A Private Placements (3)(8)                        0/30%              2.5%              2.5%
Foreign Debt                                          0/20%              2.5%              2.5%
      (U.S. Dollar Denominated only)
Non Investment Grade Securities (4)                   0/5%                1%                1%
      (No lower than BB/NAIC "3" rated)
Cash and Cash Equivalents                             0/100%              5%                5%
Non-Speculative Hedging Instruments (5)               0/3%                3%                3%

(1)  Investment grade securities only.
(2)  No industry can exceed 35% of the portfolio
(3) There cannot be any prohibition of sale on any Private Placement security purchased
(4) Can also include non-investment grade, U.S. dollar denominated foreign debt. Foreign debt must be issued by OECD countries.
(5)  See "Non-Speculative Hedging Instruments" herein.
(6)  10% Maximum Issue/Issuer during 90 day ramp up period for AI/P1.
(7)  Limitations are calculated at the time of purchase.
(8)  Exposure limitations are calculated exclusive of Additional Securities.

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                               ARM FINANCIAL GROUP
                         SHORT-TERM PORTFOLIO GUIDELINES

General

1.   The average effective duration of the portfolio cannot exceed 1.75 years.
2. The average credit quality of the portfolio cannot be less than AA/NAIC "1" (exclusive of Additional Securities).
3. The portfolio cannot contain investments in real estate, direct commercial mortgages, common stocks, leveraged futures or other leveraged/speculative derivatives.
4. Any derivative position must be used for hedging only and must result in the portfolio still being in compliance with all other investment guidelines.
5. Securities lending shall be permitted, PROVIDED that (i) any such securities must be collateralized by cash or cash equivalents in an aggregate amount equal to 102% of the mark-to-market value of such securities and (ii) such cash or cash equivalents must be held in a segregated account for the benefit of the Funding Agent on the books and records of the applicable lending agent; PROVIDED FURTHER that for purposes of calculating the mark-to-market value of the portfolio, the mark-to-market value of the underlying Securities shall be used.

PORTFOLIO OBJECTIVE

Maintain a high quality, liquid, short duration portfolio which generates a consistent and stable return in excess of the liability cost of funds.

AGGREGATE PORTFOLIO RISK PARAMETERS

The average effective duration of the portfolio cannot exceed 1.75 years. The average effective duration is calculated as the weighted average of the effective duration of the individual securities within the portfolio weighted by their respective market values. Effective duration measures the price sensitivity of a security for a given change in interest rates, incorporating any projected variability in the security's cashflows for the stated change in interest rates.

The average credit quality of the portfolio cannot be less than AA/NAIC "1" (exclusive of Additional Securities). The average credit quality is calculated as the weighted average of the credit quality of the individual securities within the portfolio weighted by either their respective book values, or market values as appropriate per the custodial arrangement. The individual security credit quality will be as currently evaluated by either Moody's or Standard Poor's.

The average credit quality is calculated by assigning a numeric value of each rating. For example, the highest quality category of Governments is assigned a value of 2, Agency securities receive a value of 3, Aaa/AAA 4, Aa1/AA+5, Aa2/AA 6, Aa3/AA-7 and so on. If an individual security is evaluated by both Moody's and Standard & Poor's, the lower rating will be used in computing the average. The weighted average numerical value is rounded and translated back to an average credit quality rating, i.e. an average rating of 6.4 would translate to an AA rating, and an average rating of 6.6 would equate to AA-. Based on the above, the average numerical value must be less than or equal to
6.5 to be in compliance with the stated Investment guidelines.

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                               ARM FINANCIAL GROUP
                         SHORT-TERM PORTFOLIO GUIDELINES

                            PERMITTED ASSET CLASSES

U.S. GOVERNMENT AND AGENCY SECURITIES

A debt security issued by the United States Treasury Department or an agency created and sponsored by the United States government.

AGENCY CMOs

Securitization of a pool of first liens on residential properties backed by GNMA, FNMA or FHLMC into at least two classes or tranches.

NON-AGENCY CMOs

Securitization of a pool of first liens on residential mortgages which do not conform to agency (GNMA, FNMA or FHLMC) underwriting guidelines, or a pool of commercial loans into at least two classes or tranches.

AGENCY PASS THROUGHS

Securitization of a pool of first liens on residential properties backed by GNMA, FNMA or FHLMC into one class, which pays monthly interest and principal passed directly from the debtor to the investor through an intermediary.

SUPPORT TRANCHES

CMO classes that receive principal payments only after scheduled payments have been made on specified PAC, TAC and/or Scheduled bonds for each payment date.

ASSET-BACKED SECURITIES

Securitization of a pool of collateral into at least two classes or tranches. Acceptable collateral into includes auto loans, credit card receivables, home-equity loans, manufactured housing loans or Additional Securities.

CORPORATE DEBT

Debt which is registered with the SEC and issued by either a corporation or a public utility.

144A PRIVATE PLACEMENTS

Private unregistered security issued under SEC Rule 144A.

PRIVATE PLACEMENTS

Privately negotiated debt transactions between an issuer and buyer. Not permitted.

--------------------------------------------------------------------------------
                              ARM FINANCIAL GROUP
                        SHORT-TERM PORTFOLIO GUIDELINES

ADDITIONAL SECURITIES

"Additional Securities" shall mean Securities purchased with the proceeds of the Installment Purchase up to a limit of $100,000,000 occurring subsequent to February 5, 1999 and prior to February 28, 1999.

FOREIGN DEBT

Debt issued by a legal entity incorporated outside of the United States. Only U.S. dollar denominated securities are permitted. Must be the equivalent of U.S. investment grade (i.e., rated BBB-1Baa3 or better).

NON-INVESTMENT GRADE SECURITIES

A security with a credit quality rating of BB or lower. Only securities currently rated at least BB/NAIC "3" are permitted.

CASH AND CASH EQUIVALENTS

Short-term debt such as listed below, with a stated maturity within 270 days from date of purchase, rated at least A-1/P-1 or the equivalent:

     -   U.S. Government or agency securities
     -   Certificates of deposit
     -   Commercial paper
     -   Bankers acceptances
     -   Repurchase agreements
     -   Corporate debt rated AA or better
     -   Money market funds
     - Loan participation notes; provided the notes are issued by A1/P1 Companies and administered through A1/P1 banks
     -   Applicable agreed upon Money Market Deposit Accounts

During the 90 day ramp up period after closing, these investments can be made in A2/P2 securities as long as the overall portfolio credit quality and duration requirements are met.

NON-SPECULATIVE HEDGING INSTRUMENTS.

Caps, floors or swaps may only be used as part of a hedging program to explicitly manage the risk profile of the portfolio, and will only be paired with specified securities (e.g., an interest rate swap coupled with a fixed rate security, thereby creating a synthetic floating rate security). They may not be used for speculative purposes. This does not imply that all such security structures in the portfolio will be hedged at all times, Credit quality of acceptable counterparties will be AA or better. Hedging instrument will be valued at their mark-to-market value (at the most disadvantageous side of the bid/offer spread), whether positive or negative. A positive market value means the Issuer has exposure to the counterparty; a negative market value means the counterparty has exposure to the Issuer. Aggregate exposure to any given counterparty shall not exceed 5% of the total value of the Portfolio (such aggregate exposure to be measured as the sum of (a) the sum of all Non-Speculative Hedging exposures with that counterparty, whether positive or negative, if a master netting agreement has been executed with such counterparty; or the sum of all positive Non-Speculative Hedging Instrument exposures with that counterparty, if a master netting

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                               ARM FINANCIAL GROUP
                         SHORT-TERM PORTFOLIO GUIDELINES


agreement is not in place with such counterparty, and (b) the market value of all securities issued by such counterparty and held in the Portfolio).

ADDITIONAL DEFINITIONS

Newly issued and TBA securities as well as extended settlements on purchases of permitted securities are explicitly allowed as long as the securities involved otherwise comply with these stated investment guidelines. Such transactions are not considered to be forward contacts.

                            PROHIBITED ASSET CLASSES

The following asset classes are prohibited investments:

  -  Interest only CMO class
  -  Principal only CMO class
  -  Inverse floater CMO class
  -  Forwards*
  -  Forwards*
  -  Forwards*

Except as explicitly discussed under Permitted Asset Classes.

MORTGAGE-BACKED SECURITIES

Ownership claim in a pool of mortgages or an obligation that is secured by such a pool.

                      PORTFOLIO ELIGIBILITY AND INVESTMENT
                                   GUIDELINES

                         PORTFOLIO ELIGIBILITY CRITERIA

Eligible Securities are defined as any Security:

(1)    Denominated and payable in U.S. dollars in the United States;

(11) Where We issuer of a Security is not an affiliate of any of the parties hereto;

(111) Whose terms do not require the consent of the issuer of the Security to sell or assign and provide for principal to be paid no later than maturity;

(IV) Where the Certificate holder has not notified the Issuer or Portfolio Manager that the Security is not acceptable, in its reasonable good faith judgment;

(V) That satisfies all applicable requirements of the Short-Term Portfolio Guidelines;

(VI)   That is an "instrument" under Section 8 of the Uniform Commercial Code;

(VII) Where the obligor of the Security is not the obligor of any Defaulted Securities;

(VIII) Where final maturity on the Security is no longer than 30 years from original issuance or the security is a European Perpetual Preferred security rated NAIC whose base level index resets at least semiannually;

(IX)   Not currently in default;

(X)    At the time of purchase by 212 Certificate Company, not in redemption;

(XI)   Whose coupon payments are not subject to withholding taxes;

(XII) Rated by at least Moody's or S&P (the "Rating Agencies"), including NAIC ratings for private placements. When a Security is rated by both Rating Agencies, the lower rating shall be applicable;

(XIII) With no prohibition on sale;

(XIV) That, if the Security's issuer is a non-US issuer, the issuer is from an OECD country;

(XV) that is not investments in real estate, direct commercial mortgages, common stock, leveraged futures or other leveraged/speculative derivatives, and Cannot be converted into equity; and

(XVI) whose purchase will not cause the percentage of securities in the portfolio win fixed rate coupons to exceed 60%.